UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 21, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

001-31387	NORTHERN STATES POWER COMPANY	41-1967505
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Nov. 21, 2014, David M. Sparby, Senior Vice President and Group President, Revenue and President and Chief Executive Officer of Northern States Power, a Minnesota corporation, announced his intention to retire effective Dec. 31, 2014, completing over 30 years of distinguished service to Xcel Energy. Marvin McDaniel, who currently serves as Senior Vice President and Chief Administrative Officer will assume Mr. Sparby’s Group President responsibilities upon his retirement. Xcel Energy expects to name a new Minnesota President by the end of the year.

On Nov. 24, 2014, Xcel Energy issued the press release on this topic attached hereto as Exhibit 99.01. The press release is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.01	Sparby Retirement Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nov. 25, 2014	Xcel Energy Inc. (a Minnesota corporation)
Northern States Power Company (a Minnesota corporation)

/s/ JUDY M. POFERL
Judy M. Poferl
Vice President and Corporate Secretary